[CBRL GROUP, INC. LOGO]
Post Office Box 787
Lebanon, Tennessee
37088-0787
Phone 615.443.9869

                                                                        Contact:  Lawrence E. White
                                                                              Senior Vice President/
                                                                              Finance and
                                                                              Chief Financial Officer

CBRL GROUP FISCAL 2006 SECOND QUARTER
CONFERENCE CALL ON THE INTERNET

LEBANON, Tenn. (Feb. 14, 2006) -- CBRL Group, Inc. (Nasdaq: CBRL) will provide an on-line, real-time Web-cast and rebroadcast of its second quarter earnings conference call on Tuesday, February 21, 2006. Company management will discuss financial results for the quarter ended January 27, 2006.

The live broadcast of CBRL Group’s quarterly conference call will be available to the public on-line at investorcalendar.com or cbrlgroup.com on February 21, 2006, beginning at 11:00 a.m. (Eastern Time). The on-line replay will follow immediately and continue through February 28, 2006.

Headquartered in Lebanon, Tennessee, CBRL Group, Inc. presently operates 542 Cracker Barrel Old Country Store restaurants and gift shops located in 41 states and 134 company-operated and 24 franchised Logan’s Roadhouse restaurants in 20 states.

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